===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                       Date of report: November 15, 1996
                       (Date of earliest event reported)


                       ENSTAR INCOME PROGRAM II-1, L.P.,
                         A GEORGIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



           GEORGIA          COMMISSION FILE:              58-1628877
(State or other jurisdiction    0-14508     (I.R.S. Employer identification No.)
    of incorporation or
        organization)


                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                         LOS ANGELES, CALIFORNIA 90024
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                (Registrant's phone number, including area code)





===============================================================================

===============================================================================
ITEM 5.         OTHER EVENTS

         On November 5, 1996 and November 6, 1996, Everest Cable Investors, L.L.C. and JJJ Group, L.L.C., respectively and separately, each disseminated a letter stating their interest in acquiring up to 1,466 units of limited partnership interests in Enstar Income Program II-1, L.P. (the "Registrant") for a price of $140 and $150 per unit, respectively, less certain transaction costs. These offers were made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered each offer, concluded that each is inadequate and, accordingly, recommended that limited partners not accept either offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated November 15, 1996 which is filed as an exhibit hereto and incorporated herein by this reference.

         FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE CORPORATE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE CORPORATE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE CORPORATE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

        5.1     Letter to Limited Partners dated November 15, 1996.


                                    * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENSTAR INCOME PROGRAM II-1, L.P.
                                           a Georgia limited partnership

                                  By:      Enstar Communications Corporation
                                           General Partner



Date: November 15, 1996.                   By:    /s/ Michael K. Menerey
                                                  -----------------------------
                                                   Michael K. Menerey
                                                   Chief Financial Officer


                                              Sequentially
                                                Numbered
      Exhibit            Description              Page
      -------            -----------          ------------
        5.1            Letter to Limited            5
                         Partners dated
                       November 15, 1996